UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 7, 2019

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.                Entry into a Material Definitive Agreement.

Merger Agreement

On April 7, 2019, 2U, Inc. (the “Company”), Skywalker Purchaser, LLC, a wholly owned subsidiary of the Company (“Purchaser”) and Skywalker Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Trilogy Education Services, Inc. (“Trilogy”) and Fortis Advisors LLC, in its capacity as the Stockholder Representative thereunder, pursuant to which the Company agreed to acquire Trilogy.

The acquisition of Trilogy will be accomplished by means of the merger (the “First Merger”) of Merger Sub with and into Trilogy, with Trilogy continuing as the surviving corporation and a direct, wholly owned subsidiary of the Company, followed by the merger (the “Second Merger” and, together with the First Merger, the “Mergers”) of Trilogy with and into Purchaser, with Purchaser continuing as the surviving company. As a result of the First Merger, former holders of capital stock of Trilogy and options to purchase capital stock of Trilogy (collectively, the “Equityholders”) will receive their applicable portion of (a) $400.0 million in cash and (b) a number of shares of common stock of the Company (the “Shares”) determined by dividing $350.0 million by the average of the daily volume-weighted average trading prices of the Company’s common stock during the ten consecutive trading days immediately preceding April 7, 2019. The foregoing consideration is subject to customary adjustments based on, among other things, the amount of cash, debt, transaction expenses, deferred revenue and working capital of Trilogy and its subsidiaries at the closing date.

The Merger Agreement contains customary representations, warranties and covenants by Trilogy, the Company, Purchaser and Merger Sub. The parties have agreed to indemnify each other for breaches of representations, warranties and covenants and certain other matters. The completion of the Mergers is subject to the expiration or termination of the waiting period applicable to the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other customary closing conditions. The Mergers do not require approval of the Company’s stockholders and are not subject to any financing contingency.

The Merger Agreement may be terminated under certain circumstances, including by the Company or Trilogy if the Mergers have not been completed by August 7, 2019. The Company currently anticipates that the Mergers will be completed in the next 60 days.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto. The Merger Agreement and the above description have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company or any other parties to the Merger Agreement or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Merger Agreement as statements of factual information.

This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Shares will only be issued in a private placement pursuant to the terms of the Merger Agreement.

Debt Commitment Letter

In connection with the Merger Agreement, the Company entered into a debt commitment letter, dated April 7, 2019 (the “Debt Commitment Letter”), with Owl Rock Capital Corporation (“ORCC”) and Owl Rock Capital Advisors LLC (“ORCA” and, together with ORCC, the “Commitment Parties”), pursuant to which the Commitment Parties have agreed to provide the financing necessary to fund, in part, the cash consideration to be paid pursuant to the terms of the Merger Agreement (the “Debt Financing”). The Debt Financing is expected to consist of a senior secured term loan facility in an aggregate principal amount of up to $250 million. The term loan facility is expected to mature five years after the closing date of the Mergers and bear interest, at the Company’s option, at variable rates based on (a) a customary base rate (with a floor of 2.00%) plus an applicable margin of 4.75% or (b) an adjusted LIBOR rate (with a floor of 1.00%) for the interest period relevant to such borrowing plus an applicable margin of 5.75%.

The funding of the Debt Financing is contingent on the satisfaction or waiver of certain conditions set forth in the Debt Commitment Letter, including, without limitation, execution and delivery of definitive documentation consistent with the Debt Commitment Letter. The Debt Commitment Letter will terminate five business days after the Outside Date (as defined in the Merger Agreement (without giving effect to any amendment thereto)).

Item 3.02.                Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, the Company has agreed, subject to the terms and conditions of the Merger Agreement, to issue the Shares at the closing of the Mergers. The issuance of the Shares at the closing of the Mergers is expected to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) and Rule 506 promulgated under Regulation D under the Securities Act.

Item 7.01.                Regulation FD Disclosure.

The Company issued a press release on April 8, 2019 announcing the execution of the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is a copy of a presentation to be used by the management team of the Company in a presentation to investors (the “Investor Presentation”). The Company intends to post the Investor Presentation in the “Investor Relations” section of its website at www.2u.com. The Company reserves the right to discontinue the availability of the Investor Presentation at any time.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
2.1*

Agreement and Plan of Merger and Reorganization, dated as of April 7, 2019, by and among 2U, Inc., Skywalker Purchaser, LLC, Skywalker Sub, Inc., Fortis Advisors LLC, as stockholder representative and Trilogy Education Services, Inc.

99.1	Press Release issued by 2U, Inc., dated April 8, 2019
99.2	Investor Presentation, dated April 8, 2019

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 concerning the Company, Trilogy, the Mergers and other matters. In some cases, you can identify forward-looking statements by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Examples of forward-looking statements include, among others, statements we make regarding the Mergers, future results of the operations and financial position of the Company, including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. The Company has based these forward-looking statements largely on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short term and long-term business operations and objectives, and financial needs as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the results predicted, including, risks related to the Mergers, including failure to obtain applicable regulatory approvals in a timely manner or at all, integration risks and failure to achieve the anticipated benefits of the Mergers, trends in the higher education market and the market for online education, and expectations for growth in those markets; the acceptance, adoption and growth of online learning by colleges and universities, faculty, students, employers, accreditors and state and federal licensing bodies; our ability to comply with evolving regulations and legal obligations related to data privacy, data protection and information security; our expectations about the potential benefits of our cloud-based software-as-a-service, or SaaS, technology and technology-enabled services to university clients and students; our dependence on third parties to provide certain technological services or components used in our platform; our ability to meet the anticipated launch dates of our graduate programs and short courses; our expectations about the predictability, visibility and recurring nature of our business model; our ability to acquire new university clients and expand our graduate programs and short courses with existing university clients; our ability to successfully integrate the operations of Get Educated International Proprietary Limited, or GetSmarter, achieve the expected benefits of the acquisition and manage, expand and grow the combined company; our ability to execute our growth strategy in the international, undergraduate and non-degree alternative markets; our ability to continue to acquire prospective students for our graduate programs and short courses; our ability to affect or increase student retention in our graduate programs; our ability to attract, hire and retain qualified employees; our expectations about the scalability of our cloud-based platform; our expectations regarding future expenses in relation to future revenue; potential changes in regulations applicable to us or our university clients; and our expectations regarding the amount of time our cash balances and other available financial resources will be sufficient to fund our operations. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and other reports filed with the Securities and Exchange Commission. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

Date:	April 8, 2019	By:	/s/ Christopher J. Paucek
		Name:	Christopher J. Paucek
		Title:	Chief Executive Officer